SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                February 17, 1998

                               VAALCO ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                 000-20928                      76-0274813
(STATE OR OTHER JURISDICTION OF (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                         4600 POST OAK PLACE, SUITE 309
                              HOUSTON, TEXAS 77027
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 623-0801
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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        This Report includes "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). All statements other than statements of historical fact included in this Report (and the exhibits hereto), including without limitation, statements regarding the Company's financial position and estimated quantities and net present values of reserves, are forward looking statements. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurances that such assumptions will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") are disclosed in the section "Risk Factors" included in the Company's Forms 10-K and other periodic reports filed under the Exchange Act, which are herein incorporated by reference. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified by the Cautionary Statements.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

        Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

        Not applicable

ITEM 5.  OTHER EVENTS

        On February 17, 1998, VAALCO Energy, Inc., a Delaware corporation (the "Company"), and The 1818 Fund II, L.P., a Delaware limited partnership (the "Fund"), entered into a Stock Acquisition Agreement and Plan of Reorganization (the "Agreement"). A description of the Agreement is provided in the Company's press release dated February 17, 1998, a copy of which is attached hereto as
Exhibit 99.1 and incorporated by reference herein.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

        Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Businesses Acquired

        1. To be filed within 60 days after closing pursuant to instructions to
           Item 7(a)(4).

(b)     Pro forma Financial Information

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        1. To be filed within 60 days after closing pursuant to instructions to
           Item 7(a)(4).

(c)     Exhibits

        EXHIBIT
        NUMBER                      DESCRIPTION
        ------                      -----------
           1.      Underwriting Agreement*

           2. Plan of acquisition, reorganization, arrangement, liquidation or succession

                   2.1 Stock Acquisition Agreement and Plan of Reorganization, dated February 17, 1998, by and among the Company and the Fund

           4. Instruments defining the rights of holders, including indentures*

           16.     Letter re change in certifying accountant*

           17.     Letter on director resignation*

           20.     Other documents or statements to securityholders*

           23.     Consents of experts and counsel*

           24.     Power of attorney*

           27.     Financial Data Schedule*

           99.     Additional exhibits

                   99.1 Company's Press Release, dated February 17, 1998 pertaining to the Agreement

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*  Inapplicable to this filing

ITEM 8.  CHANGE IN FISCAL YEAR

        Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Not applicable

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VAALCO ENERGY, INC.

March 3, 1998                               By: /s/    ROBERT L. GERRY III
                                                Name:  Robert L. Gerry III
                                                Title: Chief Executive Officer

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                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER                      DESCRIPTION
        ------                      -----------
           1.      Underwriting Agreement*

           2. Plan of acquisition, reorganization, arrangement, liquidation or succession

                   2.1 Stock Acquisition Agreement and Plan of Reorganization, dated February 17, 1998, by and among the Company and the Fund

           4. Instruments defining the rights of holders, including indentures*

           16.     Letter re change in certifying accountant*

           17.     Letter on director resignation*

           20.     Other documents or statements to securityholders*

           23.     Consents of experts and counsel*

           24.     Power of attorney*

           27.     Financial Data Schedule*

           99.     Additional exhibits

                   99.1 Company's Press Release, dated February 17, 1998 pertaining to the Agreement
--------
*  Inapplicable to this filing

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